Note 15 - Proposed Acquisition of Northumberland Bancorp 1	9 Months Ended
Sep. 30, 2024
Notes to Financial Statements
Business Combination Disclosure [Text Block]

15.         Proposed Acquisition of Northumberland Bancorp

On September 25, 2024, Mifflinburg Bancorp, Inc. and Northumberland Bancorp jointly announced the signing of a definitive merger agreement to combine the two companies in a strategic merger of equals. The Merger Agreement has been unanimously approved by the board of directors of both parties and provides that, upon the terms and subject to the conditions set forth therein, Northumberland Bancorp will merge with and into Mifflinburg Bancorp, Inc. (“Mifflinburg”) and Northumberland's subsidiary bank, The Northumberland National Bank ("Norry Bank") will merge with and into Mifflinburg Bank and Trust Company ("Mifflinburg Bank"), Mifflinburg's banking subsidiary. Expected closing date is in the second quarter of 2025. In connection with the closing, Mifflinburg Bancorp, Inc. will be renamed Steele Bancorp, Inc.  Mifflinburg Bank will be rebranded to a more suitable name, more reflective of the combined financial institution, and jointly determined by the parties.

Upon the terms and subject to the conditions set forth in the Merger Agreement, Northumberland Bancorp shareholders will receive a fixed exchange ratio of 1.1850 shares of Mifflinburg for each Northumberland share they own. The transaction is expected to qualify as a tax-free reorganization (except to the extent of cash received for fractional shares).